Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
12. Income Taxes

The components of income before income taxes were as follows:

	Year Ended December 31,
	2024	2023	2022

	(in thousands)
United States	$418,744	$162,023	$250,421
Foreign	153,723	131,205	51,563
Total income before income taxes	$572,467	$293,228	$301,984

The provision for income taxes was as follows:

	Year Ended December 31,
	2024	2023	2022

	(in thousands)
Current:
Federal	$128,276	$130,665	$62,838
State	27,270	19,831	13,362
Foreign	25,590	17,389	10,076
Total current income tax expense	181,136	167,885	86,276
Deferred:
Federal	(43,875)	(45,596)	(24,970)
State	(7,508)	(6,286)	3,020
Foreign	4,009	10,147	5,304
Total deferred income tax benefit	(47,374)	(41,735)	(16,646)
Total provision for income taxes	$133,762	$126,150	$69,630
A reconciliation of the Company’s statutory income tax expense to effective income tax provision is as follows:

	Year Ended December 31,
	2024	2023	2022

	(in percentages)
Federal statutory income tax rate	21.0%	21.0%	21.0%
State tax, net of federal benefit	2.2	3.3	2.0
Permanent differences	(0.2)	0.6	(0.4)
Foreign-derived intangible income	(0.3)	(0.5)	—
Research and development credits, net	(1.7)	(2.0)	(3.0)
Tax uncertainties	—	—	0.4
Deferred tax adjustments	0.1	—	(0.2)
Excess tax benefits from share-based compensation	(0.2)	(0.1)	(0.2)
Change in valuation allowance	0.5	(0.2)	2.6
Foreign rate differential	(0.9)	1.0	(0.3)
Withholding taxes	—	9.9	1.0
Limitation on executive compensation	2.7	7.0	—
Non-deductible transaction costs	—	2.9	—
Other tax rate items	0.2	0.1	0.2
Total	23.4%	43.0%	23.1%

 The difference between the U.S. federal statutory tax rate of 21.0% and the Company’s effective tax rate (“ETR”) for the years ended December 31, 2024, 2023 and 2022, is primarily due to state taxes, benefits from U.S. research and development credits, U.S. tax benefits from share-based compensation deductions, non-deductible costs associated with the separation and distribution, withholding taxes, and limitations on deductible executive compensation. The decrease in the ETR from 2023 to 2024 is primarily related to the impacts of the separation and distribution and refinancing, such as withholding taxes and transaction costs, and non-deductible executive compensation in the prior year. The increase in the ETR from 2022 to 2023 is primarily related to withholding taxes associated with distributions to the Former Parent, non-deductible executive compensation, and non-deductible costs associated with the separation and distribution.

Although the Company is domiciled outside of the United States, as the most significant activity is driven and managed in the United States, the Company has utilized the statutory tax rate of 21.0% as the federal statutory rate in the rate reconciliation.
The following table presents the significant components of the Company’s deferred tax assets and liabilities as of December 31, 2024 and 2023:

	Year Ended December 31,
	2024	2023

	(in thousands)
Deferred tax assets:
Accrued expenses and reserves	$49,263	$40,105
Operating lease liabilities	31,349	13,973
Share-based compensation	4,030	2,000
Net operating loss carryforwards	—	465
Capitalized research and development expenditures	96,814	65,528
Other	12,479	8,442
Gross deferred tax assets	193,935	130,513
Valuation allowance	(10,014)	(7,358)
Total deferred tax assets, net of valuation allowance	$183,921	$123,155
Deferred tax liabilities:
Goodwill and intangible assets	$(118,195)	$(126,063)
Property and equipment, net	(3,327)	(1,848)
Right-of-use assets	(29,237)	(11,732)
Total deferred tax liabilities	$(150,759)	$(139,643)
Net deferred tax assets (liabilities)	$33,162	$(16,488)

A valuation allowance is provided for deferred tax assets where the recoverability of the assets is uncertain. The determination to provide a valuation allowance is dependent upon the assessment of whether it is more likely than not that sufficient future taxable income will be generated to utilize the deferred tax assets. Based on the weight of the available evidence, which includes the Company’s historical operating profits and substantial taxable temporary differences, a valuation allowance has been established in certain jurisdictions as of December 31, 2024 and 2023, where attributes are not more-likely-than-not to be utilized, primarily in relation to Massachusetts tax credits.

As of December 31, 2024, the Company had state research and development credit carryforwards of $12.7 million, which will begin to expire in 2037.

Federal and state laws impose restrictions on the utilization of net operating loss carryforwards and research and development credit carryforwards in the event of a change in ownership of the Company, which constitutes an ‘ownership change’ as defined by Internal Revenue Code Section 382 and 383. The Company experienced an ownership change in the past that does not materially impact the availability of its net operating losses and tax credits. Should there be an ownership change in the future, the Company’s ability to utilize existing carryforwards could be substantially restricted.

As of December 31, 2024 and 2023, the Company did not have unremitted earnings when evaluating the outside basis difference relating to its investment in foreign subsidiaries. However, there could be local withholding taxes payable due to various foreign countries if certain lower tier earnings are distributed. Withholding taxes and state income taxes that would be payable upon remittance of these lower tier earnings were not material as of December 31, 2024 and 2023.
A reconciliation of the beginning and ending balance of total unrecognized tax position is as follows:

Unrecognized Tax Positions
(in thousands)
Balance - January 1, 2022	$2,108
Additions related to current year tax positions	982
Statue of limitations release	(673)
Balance - December 31, 2022	$2,417
Additions related to current year tax positions	277
Statue of limitations release	(570)
Settlements	(1,319)
Balance - December 31, 2023	$805
Statue of limitations release	(405)
Balance - December 31, 2024	$400

As of December 31, 2024, 2023 and 2022, an immaterial amount of the unrecognized tax benefits would affect the Company’s effective tax rate, if recognized and an immaterial amount is expected to reverse in the next 12 months.

The Company recognizes interest and penalties related to unrecognized tax benefits as income tax expense. There was $0.8 million and $1.1 million of accrued interest and penalties related to unrecognized tax benefits as of December 31, 2024 and 2023, respectively. During the years ended December 31, 2024, 2023 and 2022, the Company recorded an immaterial benefit for the accrual of interest and penalties.

The Company’s material income tax jurisdictions are the United States (federal), United Kingdom and Hong Kong. The Company is not currently under audit in the United States or Hong Kong, but is currently under audit in the United Kingdom for the 2020, 2021 and 2022 tax years. The statute of limitations for years prior to 2021 are closed for the United States and the United Kingdom other than years currently under audit. There are open tax years which remain subject to examination in various other jurisdictions that are not material to the Company’s financial statements with open tax years ranging from 2014 to 2024.